5
asheville.210
asheville.210
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) November 21, 2002


                     WESTSTAR FINANCIAL SERVICES CORPORATION
 ------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




      North Carolina              000-30515                    56-2181423
 ------------------------------------------------------------------------------
(State or other jurisdiction (Commission File No.)  (IRS Employer Identification
  of incorporation)                                  number)



                79 Woodfin Place, Asheville, North Carolina 28801
------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 252-1735


                                 Not Applicable
------------------------------------------------------------------------------
                 (Former address of principal executive offices)

Item 5  Other Events.
---------------------

On November 21, 2002, the Registrant reported that the Board of Directors declared a 10% stock dividend payable on December 13, 2002 to shareholders of record on November 30, 2002.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WESTSTAR FINANCIAL SERVICES CORPORATION



                            By: /s/Randall C. Hall
                                ------------------------------------------------
                                Randall C. Hall, Executive Vice President
                                Chief Financial and Principal Accounting Officer



Dated:    November 22, 2002

                                  EXHIBIT INDEX




Exhibit Number                                            Description of Exhibit
--------------                                            ----------------------
99.1                                                      Press Release